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                              Form 8-K dated June 5, 2001


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: June 5, 2001                       Commission file number 1-5805


                            J.P. MORGAN CHASE & CO.
                            -----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                                13-2624420
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(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)


270 Park Avenue, New York, NY                                        10017
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  (Address of principal                                            (Zip Code)
    executive offices)


      (Registrant's telephone number, including area code)  (212) 270-6000
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Item 9. Regulation FD Disclosure

The following statements confirm information presented at a public investor presentation held on June 5, 2001 and are based on expectations of management of J.P. Morgan Chase & Co. ("JPMC") as of that date.

These statements are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in such forward-looking statements. Factors that could cause JPMC's results to differ materially from those set forth in these forward-looking statements can be found in the 2000 Annual Report on Form 10-K filed by JPMC with the Securities and Exchange Commission.

Management of JPMC does not undertake to update these forward-looking statements to reflect the impact of circumstances or events that may arise after June 5, 2001.

                                BUSINESS OUTLOOK

Management of JPMC stated that the current weak market environment continues to affect adversely revenue opportunities for JPMC's Investment Bank. Investment banking fees for the remainder of the year will be largely tied to the level of market activity for M&A advisory transactions and new issuance activity. In addition, trading-related revenues for each of the remaining fiscal quarters of 2001 are likely to be lower than trading-related revenues realized in the 2001 first quarter due to both seasonal patterns as well as market conditions.

During the first two months of the current fiscal quarter, J.P. Morgan Partners ("JPMP") had gains in certain investments in the publicly-held portion of its portfolio. However, during the same two months, write-downs and write-offs of investments in the privately-held portion of the portfolio, particularly telecommunications investments, more than offset any such gains. In addition, the ability of JPMP to realize cash gains upon the sale of an investment has become more difficult this quarter as the current weak IPO and M&A environment has limited JPMP's ability to implement various "exit" strategies for its investments.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J.P. MORGAN CHASE & CO.
                                        (Registrant)


                                   By:  /s/ Marc J. Shapiro
                                        ----------------------------
                                            Marc J. Shapiro
                                            Vice Chairman, Finance,
                                            Risk Management and Administration

Dated:  June 5, 2001